                                                                   EXHIBIT 10.12
                        RESTRICTED STOCK AWARD AGREEMENT
                        --------------------------------

                           Grantee:  Boland T. Jones
        Number of Shares of WebMD, Inc. Series E Common Stock:  105,000
        Number of Shares of WebMD, Inc. Series F Preferred Stock:  4,038
      Number of Shares of USA.NET, Inc. Series C Preferred Stock:  44,183
                            Grant Date:  May 5, 1999


     1.  Grant of Shares. Premiere Technologies, Inc. (the "Company") hereby
         ---------------                                    -------
grants to Boland T. Jones (the "Grantee"), as compensation for services rendered
                                -------
and as an incentive for the continued performance of services, and subject to the restrictions and the other terms and conditions set forth in this agreement (this "Agreement"), 105,000 shares of WebMD, Inc. Series E Common Stock and
       ---------
4,038 shares of WebMD, Inc. Series F Preferred Stock (collectively "WebMD
                                                                    -----
Shares") and 44,183 shares of USA.NET, Inc. Series C Preferred Stock ("USA.NET
                                                                       -------
Shares"), which are presently owned by the Company.  The WebMD Shares and
------
USA.NET Shares are referred to collectively as the "Shares."  In the event that
                                                    ------
WebMD, Inc., USA.NET, Inc. or both do not transfer any fractional shares to which this Agreement relates, the shares of WebMD, Inc. or USA.NET, Inc., as applicable, to which Grantee is entitled, shall be reduced to the largest number of whole shares included in the amount set forth above plus, if the issuer transfers any fractional shares of such series, the greatest portion of any fractional share included in the amount set forth above that such issuer shall transfer.

     2.  Restrictions.  The Shares are subject to each of the restrictions set
         ------------
forth in this Section 2.

     (a) The term "Restricted Shares" means those Shares which are subject to
                   -----------------
the restrictions imposed hereunder which restrictions have not then expired or terminated pursuant to Section 3 hereof. Restricted Shares may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered, except as provided herein. If Grantee's employment with the Company terminates for any reason other than as set forth in Section 3(b) hereof, then Grantee shall forfeit all of Grantee's right, title and interest in and to the Restricted Shares as of the date of employment termination, and such Restricted Shares shall be transferred back to the Company pursuant to a Stock Assignment in favor of the Company with respect to the Shares in the form attached hereto as Exhibit A (the "Stock Assignment"), and without any further act or action by
   ---------       ----------------
Grantee. Grantee shall execute the Stock Assignment as a condition to receiving the Shares.

     (b) Grantee hereby agrees that he will be subject to and will comply with the additional restrictions set forth on Exhibit B (the "Company Restrictions"),
                                         ---------       --------------------
pursuant to the terms thereof. Grantee also agrees that he is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act of 1933, as amended (the "Act"), as presently in effect. This Agreement is made
                          ---
with Grantee in reliance upon Grantee's representation to the Company that the Shares to be received by Grantee will be acquired for investment for Grantee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Grantee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Grantee further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to the Shares. The Grantee has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to WebMD, Inc. and USA.NET, Inc. so that he is capable of evaluating the merits and risks of his investment in the Shares and has the capacity to protect his own interests. Grantee acknowledges and agrees that he must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Act, or an exemption from registration is available. Grantee understands that the Shares have not been registered under the Act or any applicable state securities laws and that there is no present intention to register the Shares and that there is no assurance that any exemption from registration under the Act will be available. Grantee has had the opportunity to ask questions of and receive answers from the Company, WebMD and USA.NET and their respective management regarding the terms and conditions of this investment. Grantee acknowledges and agrees that the Shares are characterized as "restricted securities" under the federal securities laws, and that he will not sell or otherwise transfer the Shares, or any portion thereof, without registration under any applicable federal and state securities laws or an exemption therefrom.

     (c) The restrictions imposed under this Section 2 shall apply to all Shares or other securities issued with respect to the Shares hereunder in connection with any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting any of the Shares.

  3.  Expiration and Termination of Restrictions.  The restrictions imposed
      ------------------------------------------
under Section 2(a) will expire on the earliest to occur of the following:
      ------------

     (a) As to the following numbers of Restricted Shares (adjusted proportionately in the event of any change in the total number of Restricted Shares) on the following respective dates:


                              Number of
                             WebMD Shares             Number of             Date of Termination
Percentage of Shares     Series E    Series F       USA.NET Shares            of Restrictions
--------------------    ---------    --------       --------------       -----------------------
         50%             52,500       2,019             22,092          Immediately on grant date

         25%             26,250       1,010             11,046            6-month anniversary of
                                                                                grant date

         25%             Balance     Balance           Balance            12-month anniversary of
                                                                                grant date


     (b) On the date of the termination of Grantee's employment with the Company due to Grantee's death or disability, as defined in "Premiere Technologies, Inc. Amended and Restated Executive Employment and Incentive Option Agreement" dated November 6, 1995 ("the Grantee's Executive Employment Agreement").

     (c) On the effective date of the termination of Grantee's employment by the Company without "cause," as defined in the Grantee's Executive Employment Agreement.

     (d) On the effective date of the termination of Grantee's employment by the Grantee for "good reason." "Good reason" shall mean any significant change to the Grantee's title, his powers, duties or responsibilities, or any significant relocation of his workplace.

     (e) On the date specified by the Compensation Committee of the Board of Directors of the Company (the "Committee") in the event of an acceleration of vesting as provided in Section 4(b) of this Agreement.

     4.  Acceleration of Vesting.
         -----------------------

     (a)  Change in Control.  All restrictions imposed under Section 2(a) on
          -----------------
outstanding Restricted Shares shall lapse upon the occurrence of a Change in Control of the Company, as defined in the Grantee's Executive Employment Agreement, as amended from time to time.

     (b) Any Other Reason.  Regardless of whether a Change in Control has
         ----------------
occurred, the Committee may in its sole discretion at any time determine that all or a part of the restrictions imposed under Section 2(a) on all or a portion of the outstanding Restricted Shares shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare.

  5.  Delivery of Shares.  The Restricted Shares will be transferred to Grantee
      ------------------
as restricted stock and will be held by the Company during the restricted period described in Section 2(a). Each certificate for shares issued to Grantee under this Agreement shall be registered in Grantee's name and shall bear a legend in substantially the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACTS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACTS OR EXEMPTIONS FROM SUCH REGISTRATIONS ARE AVAILABLE.

     THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A RESTRICTED STOCK AWARD AGREEMENT DATED AS OF MAY 5, 1999 BETWEEN THE REGISTERED OWNER OF THE SHARES REPRESENTED HEREBY AND PREMIERE TECHNOLOGIES, INC. RELEASE FROM SUCH TERMS AND CONDITIONS SHALL BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SUCH AGREEMENT, COPIES OF WHICH ARE ON FILE IN THE OFFICE OF PREMIERE TECHNOLOGIES, INC.

Grantee shall deposit with the Company, a stock power, executed in blank and sufficient to reconvey the Restricted Shares to the Company upon termination of the Company's employment during the restricted period, in accordance with the provisions of this Agreement. Stock certificates shall be delivered to Grantee as soon as practicable after vesting of the Shares.

  6.  Voting and Dividend Rights.  Grantee, as beneficial owner of the Shares,
      --------------------------
shall be entitled to receive currently any and all cash dividends or other cash income with respect to the Restricted Shares. Grantee shall have the right to exercise voting rights with respect to such Restricted Shares. In the event of any stock dividend that becomes effective during the term of this Agreement, the portion of such stock dividend attributable to Restricted Shares will also be deemed to be Restricted Shares hereunder.

  7.  Restrictions on Transfer and Pledge.  The Restricted Shares may not be
      -----------------------------------
pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a subsidiary of the Company, or a commercial financial institution or brokerage firm which has made a

Withholding Loan (as defined below) to Grantee, or be subject to any lien, obligation, or liability of Grantee to any other party other than the Company or a subsidiary of the Company, or a commercial financial institution which has made a Withholding Loan to Grantee. In addition, the Restricted Securities may not be pledged to anyone other than the Company unless the pledge agreement provides that the pledgee agrees that (i) the Restricted Shares remain subject to the Restated Shareholders Agreement by and among the Company, WebMD, Inc., and certain shareholders of WebMD, Inc., dated as of October 18, 1996, as amended by the First through Fourth Amendments thereto (the "Restated Shareholders Agreement") or the Second Amended and Restated Investors' Rights Agreement, dated as of August 1998, by and among USA.NET, Inc. and the holders of its Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (the "Investors' Rights Agreement"), as the case may be, including all provisions with respect to any subsequent transfer, and (ii) prior to the exercise of any remedy by the pledgee affecting the Restricted Shares pursuant to the terms of the pledge agreement entered into in connection with a Withholding Loan, whether by foreclosure or otherwise, the pledge or other transferee agrees to be bound by the terms of the Restated Shareholders Agreement or the Investors' Rights Agreement, as the case may be, unless such requirement is waived or otherwise amended by the parties to such agreements. The Restricted Shares are not assignable or transferable by Grantee other than by will or the laws of descent and distribution.

  8.  No Right of Continued Employment.  Nothing in this Agreement shall
      --------------------------------
interfere with or limit in any way the right of the Company or any subsidiary of the Company to terminate Grantee's employment at any time, nor confer upon Grantee any right to continue in the employ of the Company or any subsidiary of the Company.

  9.  Payment of Taxes.  Upon grant to the Grantee of the Restricted Shares
      ----------------
hereunder, Grantee may make an election to be taxed upon such award under
Section 83(b) of the Internal Revenue Code of 1986, as amended. To effect such election, Grantee shall file an appropriate election with the Internal Revenue Service within thirty (30) days after grant of the Restricted Shares and
otherwise in accordance with applicable Treasury regulations.    The Company
will (a) lend to the Grantee, pursuant to a Promissory Note in the Company's favor, in substantially the form attached hereto as Exhibit C, in an amount
                                                    ---------
equal to the federal, state and local taxes of any kind required by law to be withheld with respect to the value of the Shares treated as compensation to the Grantee (the "Withholding Taxes"), which Promissory Note shall be secured by a pledge of the Shares pursuant to a Stock Pledge Agreement in substantially the form attached hereto as Exhibit D, or (b) guaranty indebtedness of Grantee to a
                        ---------
commercial financial institution or brokerage firm incurred by Grantee to reimburse the Company for the Withholding Taxes (the "Withholding Loan").

  10.  Miscellaneous.
       -------------

     (a)  Binding Effect.  This Agreement shall inure to the benefit of and
          --------------
shall be binding upon the parties hereto and their executors, administrators, heirs, personal representatives and assigns.

     (b)  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Georgia, without regard to conflicts of laws principles.

     (c)  Amendment.  This Agreement is intended by the parties hereto to be the
          ---------
final expression of their agreement respecting the subject matter hereof and may be modified only by a written instrument signed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of May 5, 1999.

                                          COMPANY:

                                          PREMIERE TECHNOLOGIES, INC.

                                          By: /s/
                                             ----------------------------

                                          Its:
                                              ---------------------------

                                          GRANTEE:

                                          /s/ Boland T. Jones
                                          -------------------------------
                                          Boland T. Jones

                                  EXHIBIT A-1
                                  -----------

                                STOCK ASSIGNMENT
                                ----------------


  FOR VALUE RECEIVED, the undersigned does hereby sell, assign, and transfer to Premiere Technologies, Inc. all of its right, title and interest in and to _______ shares of Series E Common Stock of WebMD, Inc. represented by Certificates Nos. ______________, pursuant to the terms of that certain Restricted Stock Award Agreement of even date herewith by and between the undersigned and Premiere Technologies, Inc.

  The undersigned does hereby irrevocably constitute and appoint
__________________ attorney to transfer said shares on the books of said corporation, with full power of substitution in the premises.



                                 Dated:  ____________, 1999

                                 -----------------------------------

                                 -----------------------------------
                                 Boland T. Jones

                                  EXHIBIT A-2
                                  -----------

                                STOCK ASSIGNMENT
                                ----------------


  FOR VALUE RECEIVED, the undersigned does hereby sell, assign, and transfer to Premiere Technologies, Inc. all of its right, title and interest in and to _______ shares of Series F Preferred Stock of WebMD, Inc. represented by Certificates Nos. ______________, pursuant to the terms of that certain Restricted Stock Award Agreement of even date herewith by and between the undersigned and Premiere Technologies, Inc.

  The undersigned does hereby irrevocably constitute and appoint
__________________ attorney to transfer said shares on the books of said corporation, with full power of substitution in the premises.


                                 Dated:  ____________, 1999

                                 -----------------------------------

                                 -----------------------------------
                                 Boland T. Jones

                                  EXHIBIT A-3
                                  -----------

                                STOCK ASSIGNMENT
                                ----------------


  FOR VALUE RECEIVED, the undersigned does hereby sell, assign, and transfer to Premiere Technologies, Inc. all of its right, title and interest in and to _______ shares of Series C Preferred Stock of USA.NET, Inc. represented by Certificates Nos. ______________, pursuant to the terms of that certain Restricted Stock Award Agreement of even date herewith by and between the undersigned and Premiere Technologies, Inc.

  The undersigned does hereby irrevocably constitute and appoint
__________________ attorney to transfer said shares on the books of said corporation, with full power of substitution in the premises.


                                 Dated:  ____________, 1999

                                 -----------------------------------

                                 -----------------------------------
                                 Boland T. Jones

                                   EXHIBIT B
                                   ---------

                              COMPANY RESTRICTIONS
                              --------------------

1. The Restated Shareholders Agreement by and among WebMD, Inc., Premiere Technologies, Inc., and certain shareholders of WebMD, Inc., dated as of October 18, 1996, as amended by the First through Fourth Amendments thereto.

2. The Investor's Agreement, dated as of December 15, 1997, by and between Premiere Technologies, Inc. and WebMD, Inc.

3. The Registration Rights Agreement, dated as of December 15, 1997, by and between Premier Technologies, Inc. and WebMD, Inc.

4. The Second Amended and Restated Investors' Rights Agreement, dated as of August 1998, by and among USA.NET, Inc. and the holders of its Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

5.  USA.NET lock-up letter dated May 3, 1999.